Employee Meeting April 13, 2012 Exhibit 99.1

April 13, 2012 RFM Signed Definitive Agreement to be Acquired by Murata Electronics North America

Press Release went out this morning
Details of Release
All cash transaction, which includes:
• $1.78/Share + Debt + Transaction Costs
Primary interest for Murata:
• Access to Medical and Industrial markets and customers
• Immediate increase in technology and products in the
wireless solutions area
• Ability for a smaller entity to quickly adjust and build
market share
Targeting to close transaction in the third calendar
quarter of 2012
Announcement Details
Confidential & Proprietary RF Monolithics, Inc.

Murata Electronics North America is a wholly owned
subsidiary of:
Murata Manufacturing Co., Ltd. (TYO:6981)
• Employees:  35,643 (22,009 in Japan / 13,634 Overseas)
• Subsidiaries: 68 (23 in Japan / 45 Overseas)
US Headquarters:  Smyrna, GA
Murata Americas Overview
Confidential & Proprietary RF Monolithics, Inc.

Americas Network
Boston, Massachusetts
Chicago, Illinois
Kokomo, Indiana
Detroit, Michigan
Newark, New Jersey
Murata Electronics North America, Inc. Headquarters
Rockmart Distribution Center
Murata World Comercial
Ltda.
SyChip, L.L.C.
Austin, Texas
San Diego, California
Dallas, Texas
San Jose, California
México
Silicon Valley, California
Orange County, California
Oak Ridge, North Carolina
Sao Paulo
Colorado
Pennsylvania
Regional Head Office
Sales and Development Plant
Sales Office
Confidential & Proprietary RF Monolithics, Inc.

(Billion JPY)
140
120
100
80
60
40
20
0
(20)
(Billion JPY)
700
600
500
400
300
200
100
0
(100)
(200)
Operating income
Income before income taxes
Net income
Net sales
$ 7.725B
$ 670M
2007
2008
2009
2010
2011
Years ended March 31
Operating income
Income before income taxes
Net income
Net sales

www.RFM.com

Murata Manufacturing Overview (80JPY = $1) $ 7.725B $ 670M Confidential & Proprietary RF Monolithics, Inc.

Acquisition of a company that’s well known with very
complementary technology and channels to market
Faster time to market through acquisition of technology,
customers and company resources versus organic
growth
Combined, Murata can now offer broadest range of
wireless solutions available in the market.
Leverage RFM’s brand equity and relationships in the
Medical and M2M markets
Benefits to Murata
Confidential & Proprietary RF Monolithics, Inc.

Initial comments from Murata:
Direction is to leverage synergies among Murata, SyChip and
RFM
No change in RFM sales channels
RFM brand will remain
Benefits are expected to be equivalent going forward
Dallas and Duluth office locations are expected to
remain
Initial High-Level Integration Strategy
Confidential & Proprietary RF Monolithics, Inc.

Premium for Shareholders
It is business as usual until the transaction is
closed
Focus needs to be on Q3 and closing the next 7
weeks strong
Full speed ahead on all continual improvement
programs
Summary
Confidential & Proprietary RF Monolithics, Inc.

Cautionary Statements Regarding Forward-Looking Information
Confidential & Proprietary RF Monolithics, Inc.
Certain statements contained in this communication contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding the intent, belief or current expectations of RF Monolithics, Inc., a Delaware corporation (the “Company”) and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as
“anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “targets,”
“will,” or similar expressions. Forward-looking statements involve assumptions, estimates, expectations, forecasts, goals, projections, risks and uncertainties.  Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that actual results may differ materially from those contemplated by such forward-looking statements. Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to, any conditions imposed in connection with the proposed merger transaction (the "Merger"), approval of that certain Agreement and
Plan of Merger, dated as of April 12, 2012 among the Company, Murata Electronics North America, Inc., a Texas corporation
(“Parent”), and Ryder Acquisition Company, Limited, a Delaware corporation and a wholly-owned subsidiary of Parent (the
"Merger Agreement") by the Company’s stockholders, the satisfaction of various other conditions to the closing of the Merger contemplated by the Merger Agreement, the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement, risks related to economic conditions as relate to the Company’s customer base, the collection of receivables from the Company’s customers who may be affected by economic conditions, the highly competitive market in which the Company operates, rapid changes in technologies that may displace products sold by the Company, declining prices of products, the Company’s reliance on distributors, delays in product development efforts, uncertainty in consumer acceptance of the Company’s products, changes in the Company’s level of sales or profitability, manufacturing and sourcing risks, availability of materials, cost of components for the Company’s products, product defects and returns, and other factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2011 filed with the
Securities and Exchange Commission (the “SEC”), and in all filings made by the Company with the SEC subsequent to the filing of the Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained herein. These risks, as well as other risks associated with the Merger, will be more fully disclosed in the proxy statement that will be filed with the SEC in connection with the Merger.  Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at
Each forward-looking statement speaks only as of the date of the particular statement and the Company does not undertake any obligation to update or revise such forward-looking statements, whether as a result of new information, future events or otherwise.
www.sec.gov.

Additional Information and Where to Find It
In connection with the proposed Merger and required stockholder approval, the Company will file a proxy statement with the SEC and will deliver the proxy statement to its stockholders. Investors and security holders are advised to read carefully and in their entirety the proxy statement and other relevant materials when they become available because such materials will contain important information about the Company and the proposed Merger. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the
SEC at the SEC’s website at
www.sec.gov.
In addition, the documents filed by the Company with the SEC may be obtained free of charge by contacting the Company at Corporate Secretary, RF Monolithics, Inc., 4441
Sigma Road, Dallas, Texas 75244. The Company’s filings with the SEC are also available on our website at
www.rfm.com.
Participants in the Solicitation
The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed
Merger. Information regarding the interests of the Company’s participants in the solicitation and their ownership of the
Company’s common stock is, or will be, set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the preliminary and definitive proxy statement related to the proposed Merger, which will be filed with the SEC. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the Company and its officers and directors in the proposed Merger by reading the proxy statement regarding the proposed Merger when it becomes available.  Investors and security holders may obtain free copies of these documents from the Company using the contact information set forth above.
Confidential & Proprietary RF Monolithics, Inc.